UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 19, 2010
QUIDEL CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10165 McKellar Court
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 552-1100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Item 2.01 Completion of Acquisition or Disposition of Assets.
     This Form 8-K/A amends the Current Report on Form 8-K, filed on February 19, 2010, of Quidel Corporation (“Quidel” or the “Company”) reporting the completion of its acquisition of Diagnostic Hybrids, Inc. (“DHI”). The sole purpose of this amendment is to provide the historical financial statements of DHI required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b).
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The audited Balance Sheets of DHI as of December 31, 2009 and 2008 and the related audited Statements of Operations, Statements of Shareholders’ Equity, and Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007 are filed as Exhibit 99.1 to this amendment.
(b) Pro Forma Financial Information.
     The unaudited Pro Forma Combined Condensed Balance Sheet of Quidel and DHI at December 31, 2009 and the unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2009 are filed as Exhibit 99.2 to this amendment.
(d) Exhibits:

Exhibit
Number	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Balance Sheets of Diagnostic Hybrids, Inc. as of December 31, 2009 and 2008 and the related audited Statements of Operations, Statements of Shareholders’ Equity, and Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007.

99.2	Unaudited Pro Forma Combined Condensed Balance Sheet of Quidel Corporation and Diagnostic Hybrids, Inc. at December 31, 2009, and the Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
  Date: March 22, 2010

QUIDEL CORPORATION

By:	/s/ John M. Radak Name: John M. Radak
Its: Chief Financial Officer,
(Principal Financial Officer and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Balance Sheets of Diagnostic Hybrids, Inc. as of December 31, 2009 and 2008 and the related audited Statements of Operations, Statements of Shareholders’ Equity, and Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007.

99.2	Unaudited Pro Forma Combined Condensed Balance Sheet of Quidel Corporation and Diagnostic Hybrids, Inc. at December 31, 2009, and the Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2009.